TRADE AND OTHER RECEIVABLES	12 Months Ended
Dec. 31, 2022
Trade and other receivables [abstract]
TRADE AND OTHER RECEIVABLES

11.	TRADE AND OTHER RECEIVABLES

(in thousands of $)	December 31, 2022	December 31, 2021	January 1, 2021
Receivables from contracts with customers	67,397	45,258	27,814
Lease receivables	55,608	18,165	13,160
Claims receivable	1,489	1,097	3,022
Advances	2,959	1,263	1,911
Agent receivables	843	149	2,229
Other receivables	11,171	7,600	15,788
	139,467	73,532	63,924

Receivables from contracts with customers and lease receivables are presented net of allowances for doubtful accounts of $4.4 million as of December 31, 2022 (December 31, 2021: $1.9 million, January 1, 2021: $2.6 million).

Claims receivable is primarily attributable to insurance claims.

Other receivables are presented net of allowances for doubtful accounts amounting to nil as of December 31, 2022 (December 31, 2021: nil, January 1, 2021: nil).